Green Tree Financial Corp.
Net Interest Margin Trust 1995-A
May, 1999
Payment: June 15, 1999

               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                Cusip              # 393534AC6
                                                Trust Account      # 33-34309-0
                                                Distribution Date: June 15, 1999

                                                                                              Per $1,000
Securitized Net Interest Margin Certificates                                                   Original
--------------------------------------------                                                  ----------
1.   Amount Available                                                   1,389,958.08

Interest

2.   Aggregate Interest                                                   981,714.28           3.18738403


3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest

5.   Monthly Interest                                                     981,714.28

Principal

6.   Current month's principal distribution                               408,243.80           1.32546688

7.   Remaining outstanding principal balance                          162,082,396.41          526.2415468
     Pool Factor                                                          0.52624155

8.   Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
     immediately preceding Distribution Date                          425,116,414.97**

9.   Aggregate amount on deposit in Reserve Fund                        7,500,000.00

10.  Subordinated Certificateholder payment  (interest
     earnings on Reserve Fund, pursuant to Section 5.8)                    27,817.40

11.  Aggregate principal balance of loans
     refinanced by Green Tree Financial                                 5,856,852.14

12.  Weighted average CPR                                                     13.46%

13.  Weighted average CDR                                                      3.19%

14.  Annualized net loss percentage                                            1.77%

15.  Delinquency             30-59 day                                         1.38%
                             60-89 day                                         0.48%
                             90+ day                                           0.81%
                             Total 30+                                         2.67%

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 5/15/99.

Green Tree Financial
Net Interest Margin Trust 1995-A
May, 1999
Payment: June 15, 1999

                                               Fee Assets
                          -----------------------------------------------------
                                  Guarantee          Inside          Fee Asset
                                    Fees              Refi             Total
                          -----------------------------------------------------

GTFC 1994-5                            0.00        36,895.63         36,895.63
GTFC 1994-6                            0.00        63,019.52         63,019.52
GTFC 1994-7                            0.00        45,936.54         45,936.54
GTFC 1994-8                            0.00        39,746.91         39,746.91
GTFC 1995-1                            0.00        36,395.86         36,395.86
GTFC 1995-2                            0.00             0.00              0.00
GTFC 1995-3                       67,642.29       145,534.00        213,176.29
GTFC 1995-4                      183,180.18        36,660.25        219,840.43
GTFC 1995-5                            0.00             0.00              0.00
                          -----------------------------------------------------

                                 250,822.47       404,188.71        655,011.18

Total amount of Guarantee Fees and

     Inside Refinance Payments                                      655,011.18
                                                               ---------------

Subordinated Servicing Fees                                         493,174.96
                                                               ---------------

Payment on Finance 1 Note                                         1,148,186.14
                                                               ---------------

Allocable to Interest (current)                                     710,697.29
                                                               ---------------

Allocable to accrued but unpaid Interest                                  0.00
                                                               ---------------

Accrued and unpaid Trustee Fees                                           0.00
                                                               ---------------

Allocable to Principal                                              437,488.85
                                                               ---------------

Finance 1 Note Principal Balance                                117,195,166.48
                                                               ---------------

Green Tree Financial
Net Interest Margin Trust 1995-A
May, 1999
Payment: June 15, 1999

                                                 Inside
                                Residual          Refi            Total
                          -----------------------------------------------

GTFC 1994-5                         0.00              0.00          0.00
GTFC 1994-6                         0.00              0.00          0.00
GTFC 1994-7                         0.00              0.00          0.00
GTFC 1994-8                         0.00              0.00          0.00
GTFC 1995-1                         0.00              0.00          0.00
GTFC 1995-2                   136,136.66         27,919.12    164,055.78
GTFC 1995-3                         0.00              0.00          0.00
GTFC 1995-4                         0.00              0.00          0.00
GTFC 1995-5                    19,076.88         58,639.28     77,716.16
                          -----------------------------------------------

                              155,213.54         86,558.40    241,771.94

                          Total Residual and Inside

                              Refinance Payments              241,771.94